August 10, 2001

F.Y.I. Incorporated

3232 McKinney Avenue, Suite 900

Dallas, Texas  75204

Attention:      Barry L. Edwards

Re:          Credit Agreement dated as of April 3, 2001 among F.Y.I. Incorporated ("F.Y.I."), the lenders party thereto and Bank of America, N.A., as administrative agent (the "Administrative Agent"), as amended (as the same may be further amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement)

Ladies and Gentlemen:

F.Y.I. has advised the Administrative Agent and the Lenders that commencing on June 30, 2001 and continuing through the date hereof F.Y.I.'s Consolidated Net Worth has been less than the minimum amount required by Section 10.1 of the Credit Agreement, and therefore an Event of Default exists under Section 11.1(c) of the Credit Agreement by reason of F.Y.I.'s failure to comply with the financial covenant set forth in Section 10.1 during such period (the "Existing Default" and such covenant, the "Violated Covenant").  In accordance with the Credit Agreement, F.Y.I. has requested that the Lenders waive the Existing Default.

F.Y.I. has also advised the Administrative Agent and the Lenders that F.Y.I. would like to exclude any after tax gain related to the disposition of the assets of MAVRICC Management Systems ("MAVRICC") from the calculation of Consolidated Net Income for the fiscal quarter ending September 30, 2001 (the "Affected Fiscal Quarter") for purposes of computation of the minimum Consolidated Net Worth required by Section 10.1 as of the end of the Affected Fiscal Quarter.  An explanation of the reasons for the requested exclusion of any after tax gains related to the MAVRICC Disposition (as such term is defined below) is included in the letter dated July 31, 2001 from Barry L. Edwards of F.Y.I. to Steven A. Mackenzie of the Administrative Agent, a true and correct copy of which is attached as Exhibit A hereto.

Subject to the terms and conditions of this letter (the "Waiver Letter"), each of the undersigned Lenders (a) waives the Existing Default and agrees not to exercise any rights or remedies available as a result of the occurrence thereof for the period from June 30, 2001 to the earlier to occur of (i) the disposition by F.Y.I. of the assets of MAVRICC in accordance with the terms of the conditional consent set forth in Section 2.5 of the First Amendment to Credit Agreement dated as of June 27, 2001 among F.Y.I., the Administrative Agent and the Lenders (the "MAVRICC Disposition"), or (ii) August 31, 2001, and (b) agrees to allow F.Y.I. to exclude after tax gains of up to $6,500,000 related to the MAVRICC Disposition from the calculation of Consolidated Net Income for the Affected Fiscal Quarter for purposes of computation of the minimum Consolidated Net Worth required by Section 10.1 as of the end of the Affected Fiscal Quarter.

To induce the Administrative Agent and the Lenders to agree to the terms of this Waiver Letter, F.Y.I. and the other Loan Parties (by their execution below) agree that:

1.             The waiver specifically described herein shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of the further violations of the Violated Covenant or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default.  The failure to comply with the Violated Covenant for any date, or any period ending on any date, other than as described above shall constitute an Event of Default.

2.             Except as specifically set forth herein, all terms and provisions of the Loan Documents, all rights of Administrative Agent and the Lenders thereunder and all obligations of F.Y.I. and the other Loan Parties thereunder shall remain in full force and effect and are ratified and confirmed in all respects.  F.Y.I. and each Loan Party agree to strictly comply with the Loan Documents.

3.             The Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS WAIVER LETTER, F.Y.I. AND EACH LOAN PARTY (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS WAIVER LETTER THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)           WAIVER.  WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS WAIVER LETTER AND

(b)           RELEASE.  RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH F.Y.I. OR ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

F.Y.I. also represents and warrants to the Administrative Agent and each Lender that the following statements are true, correct and complete: (a) after giving effect to this Waiver Letter, no Default or Event of Default has occurred and is continuing; (b) after giving effect to this Waiver Letter, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; and (c) the execution, delivery and performance of this Waiver Letter has been duly authorized by all necessary action on the part of F.Y.I. and each Loan Party.

THIS WAIVER LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS WHETHER WRITTEN OR ORAL RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  This Waiver Letter shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to conflicts of law principles.  This Waiver Letter may be executed in one or more counterparts and on telecopied counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

[Remainder of page intentionally left blank; signature pages to follow.]

Very truly yours,
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ S.M. Paul
Name:		Suzanne M. Paul
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Steven A.Mackenzie
Name:		Steven A. Mackenzie
Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Daniel S. Komitar
Name:		Daniel S. Komitar
Title:	Director

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Zach Johnson
Name:		Zach Johnson
Title:	Vice President

BANK ONE, NA, as a Lender

By:	/s/ Thomas R. Froes
Name:		Thomas R. Froes
Title:	Authorized Signatory

BNP PARIBAS, as a Lender

By:	/s/ Jeff Tebeaux	/s/	Henry F. Setina
Name:		Jeff Tebeaux	Henry F. Setina
Title:	Associate	Associate

FIRST UNION NATIONAL BANK, as a Lender

By:	/s/ Nicholas A.J. Hahn
Name:		Nicholas A.J. Hahn
Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ F.C.H. Ashby
Name:	F.C.H. Ashby
Title:	Senior Manager Loan Operations

THE CHASE MANHATTAN BANK, as a Lender

By:	/s/ Michael D.S. Kerner
Name:	Michael D.S. Kerner
Title:	Vice President

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Bradford L. Watkins
Name:	Bradford L. Watkins
Title:	Vice President

WASHINGTON MUTUAL BANK, as a Lender

By:	/s/ Bruce Kendrex
Name:	Bruce Kendrex
Title:	Vice President

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Howell
Name:	Paul Howell
Title:	Vice President

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ William C. Beiler
Name:	William C. Beiler
Title:	Executive Vice President
Chief Credit Officer

Accepted and agreed to

as of the date first written above:

BORROWER:

F.Y.I. INCORPORATED

By:	/s/ Barry L. Edwards
Name:	Barry L. Edwards
Title:	Executive Vice President and Chief Financial Officer

LOAN PARTIES:

ADVANCED DIGITAL GRAPHICS, INC.

AMERICAN ECONOMICS GROUP ACQUISITION CORP.

AMERICAN ECONOMICS GROUP, INC.

APS SERVICES ACQUISITION CORP.

ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION CORP.

B&B (BALTIMORE-WASHINGTON) ACQUISITION CORP.

BANKNOTE PRINTING COMPANY

CALIFORNIA MEDICAL RECORD SERVICE ACQUISITION CORP.

CH ACQUISITION CORP.

COPY RIGHT ACQUISITION CORP.

COPY RIGHT, INC.

CREATIVE MAILINGS, INC.

DATA ENTRY & INFORMATIONAL SERVICES ACQUISITION CORP.

DATA ENTRY & INFORMATIONAL SERVICES, INC.

DELIVEREX ACQUISITION CORP.

DISC ACQUISITION CORP.

DOCTEX ACQUISITION CORP.

DPAS ACQUISITION CORP.

EAGLE LEGAL SERVICES ACQUISITION CORP.

ECONOMIC RESEARCH SERVICES, INC.

EXIGENT COMPUTER GROUP ACQUISITION CORP.

EXIGENT COMPUTER GROUP, INC.

F.Y.I. CORPORATE ACQUISITION CORP.

F.Y.I. DIRECT INC.

FYIDOCS.COM INC.

F.Y.I.ETRIEVE INCORPORATED

F.Y.I. GOVERNMENT SERVICES INC.

F.Y.I. HEALTHSERVE INCORPORATED

F.Y.I. IMAGE INC.

F.Y.I. INPUT INC.

F.Y.I. INTEGRATED SOLUTIONS INC.

F.Y.I. INVESTMENTS HOLDING, INC.

F.Y.I. LEGAL INCORPORATED

F.Y.I. LEGALSERVE INCORPORATED

F.Y.I. MANAGEMENT, INC.

F.Y.I. PRINT INC.

F.Y.I. RADIOLOGY, INC.

F.Y.I. RECORDS INC.

F.Y.I. STORAGE INC.

GLOBAL DIRECT ACQUISITION CORP.

GLOBAL DIRECT, INC.

HEALTHSERVE V.C. CORP.

IMAGENT ACQUISITION CORP.

IMC MANAGEMENT, INC.

INFORMATION MANAGEMENT SERVICES ACQUISITION CORP.

INFORMATION MANAGEMENT SERVICES, INC.

INPUT MANAGEMENT, INC.

LEXICODE ACQUISITION CORP.

LEXICODE CORPORATION

LIFO MANAGEMENT, INC.

MAILING & MARKETING ACQUISITION CORP.

MAILING & MARKETING, INC.

MANAGED CARE PROFESSIONALS ACQUISITION CORP.

MANAGED CARE PROFESSIONALS, INC.

MAVRICC MANAGEMENT SYSTEMS, INC.

MICRO PUBLICATION SYSTEMS, INC.

MICROFILM DISTRIBUTION SERVICES, INC.

MICROFILMING SERVICES, INC.

MICROMEDIA OF NEW ENGLAND ACQUISITION CORP.

MICROMEDIA OF NEW ENGLAND, INC.

MMS ESCROW AND TRANSFER AGENCY, INC.

NBDE ACQUISITION CORP.

NEWPORT BEACH DATA ENTRY, INC.

NEWPORT BEACH DATA ENTRY, LLC

PENINSULA RECORD MANAGEMENT, INC.

PERMANENT RECORDS MANAGEMENT, INC.

PINNACLE MANAGEMENT, INC.

PMI IMAGING SYSTEMS ACQUISITION CORP.

PREMIER ACQUISITION CORP.

QCS INET ACQUISITION CORP.

QUALITY COPY ACQUISITION CORP.

QUALITY DATA CONVERSIONS, INC.

RAC (CALIFORNIA) ACQUISITION CORP.

RECORDEX ACQUISITION CORP.

RESEARCHERS ACQUISITION CORP.

RTI LASER PRINT SERVICES ACQUISITION CORP.

RUST CONSULTING ACQUISITION CORP.

RUST CONSULTING, INC.

STAT HEALTHCARE CONSULTANTS ACQUISITION CORP.

STAT HEALTHCARE CONSULTANTS, INC.

SYNERGEN, LLC

TAPS ACQUISITION CORP.

T.C.H. GROUP, INC.

TCH MAILHOUSE, INC.

THE RUST CONSULTING GROUP, INC.

ZIA INFORMATION ANALYSIS GROUP, INC.

By:		/s/ Barry L. Edwards
Barry L. Edwards, Authorized Officer for each of the above entities

F.Y.I. INVESTMENTS, INC.

By:		/s/ Ron Zazworsky
Name:	Ron Zazworsky
Title:	President

F.Y.I. MANAGEMENT, L.P.
By:	F.Y.I. Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
	Name:	Barry L. Edwards
	Title:	Vice President

IMC, L.P.
By:	IMC Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
	Name:	Barry L. Edwards
	Title:	Vice President

INPUT OF TEXAS, L.P.
By:	Input Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
	Name:	Barry L. Edwards
	Title:	Vice President

LIFO SYSTEMS, L.P.
By:	LIFO Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
	Name:	Barry L. Edwards
	Title:	Vice President

PERMANENT RECORDS, L.P.
By:	Permanent Records Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
	Name:	Barry L. Edwards
	Title:	Vice President

PINNACLE LEGAL MANAGEMENT LIMITED PARTNERSHIP
By:	Pinnacle Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
	Name:	Barry L. Edwards
	Title:	Vice President